                                                                  Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use and incorporation by reference in this registration statement of our report dated February 26, 1996 (except with respect to the matters discussed in Note 14, as to which the date is March 7, 1996) included herein and in Hanover Direct, Inc.'s Form 10-K for the year ended December 30, 1995.


                                    ARTHUR ANDERSEN, LLP


New York, New York
December 24, 1996


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